EXHIBIT 13.2

                     SECTION 1350 CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the annual report of Dialog Semiconductor Plc (the "Company") on Form 20-F for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Kloeble, Vice President of Finance and Controlling of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report  containing  the  financial  statements of the Company fully
         complies  with  the   requirements   of  section  13(a)  or  15(d),  as
         applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Martin Kloeble
-----------------------------------------
Martin Kloeble
Vice President of Finance and Controlling
April 15, 2005





* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.